UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2021

Berkshire Grey, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39768	85-2994421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 South Road

Bedford, Massachusetts 01730

(Address of principal executive offices) (Zip Code)

(833) 848-9900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	BGRY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BGRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K of Berkshire Grey, Inc., a Delaware corporation (the “Company”), filed on July 27, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 (i) includes the unaudited financial statements of Legacy Berkshire Grey (as defined in the Original Report) as of and for the six months ended June 30, 2021 and 2020, and (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Berkshire Grey for the six months ended June 30, 2021.

This Amendment No. 1 also includes the unaudited pro forma condensed combined financial information of RAAC (as defined in the Original Report) and Legacy Berkshire Grey as of and for the six months ended June 30, 2021.

Item 4.01.	Change in Registrant’s Certifying Accountant.

On August 12, 2021, the Audit Committee of the Company’s board of directors approved the Company’s engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021. Grant Thornton served as independent registered public accounting firm of Legacy Berkshire Grey prior to the Business Combination. Accordingly, the Company informed Marcum LLP (“Marcum”), the independent registered public accounting firm of RAAC prior to the Business Combination, that it had been dismissed as the Company’s independent registered public accounting firm following completion of its review of the quarter ended June 30, 2021, which consists only of the financial statements of the pre-Business Combination special purpose acquisition company, RAAC.

During the year period from September 10, 2020 (inception) to December 31, 2020, and the interim period through June 30, 2021, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The report of independent registered public accounting firm of Marcum dated March 17, 2021 except for the effects of the restatement discussed in Note 2 and the subsequent event discussed in Note 12B as to which the date is May 12, 2021, on the financial statements of RAAC as of December 31, 2020, and for the period from September 10, 2020 (inception) through December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the period from September 10, 2020 (inception) to June 30, 2021, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from September 10, 2020 (inception) to June 30, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with the Company’s initial public offering, which resulted in the restatement of the Company’s financial statements as set forth in the Company’s Form 10-K/A for the year ended December 31, 2020, as filed with the SEC on May 13, and the classification of our shares of common stock between temporary and permanent equity in connection with the guidance within “ASC 480: Distinguishing Liabilities from Equity” as it specifically relates to the impact of our private investment in public equity transactions, which resulted in the restatements of the Company’s financial statements, as set forth in the Company’s Form 10-Q/A for the quarter period ended March 31, 2021, as filed with the SEC on June 10, 2021.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated August 16, 2021, is filed as Exhibit 16.1 to this Amendment No. 1.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy Berkshire Grey, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited consolidated financial statements of Legacy Berkshire Grey as of and for the six months ended June 30, 2021 and 2020, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Berkshire Grey for the six months ended June 30, 2021 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the RAAC and Legacy Berkshire Grey as of and for the six months ended June 30, 2021 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Marcum LLP, dated August 16, 2021.

99.1	Unaudited Consolidated Financial Statements of Legacy Berkshire Grey as of and for the six months ended June 30, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Berkshire Grey for the six months ended June 30, 2021.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of RAAC and Legacy Berkshire Grey for the six months ended June 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE GREY, INC.

By:	/s/ Thomas Wagner
Name:	Thomas Wagner
Title:	Chief Executive Officer

Date: August 16, 2021

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